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                       MEDIALINK WORLDWIDE INCORPORATED

                                    - and -

                                STUART MAISTER


                     ====================================

                          EXECUTIVE SERVICE AGREEMENT

                     ====================================




                              WRIGHT SON & PEPPER
                              9, Grays Inn Square
                                    London
                                   WC1R 5JF
                                  Ref: SMA/VF

                                LDE: 35 LONDON
                              Tel: 0171-242 5473
                              Fax: 0171-831 7454
                    E Mail: wsp@graysinnsquare.demon.co.uk


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THIS AGREEMENT is made on the 7th day of July  1998

BETWEEN

(1) MEDIALINK WORLDWIDE INCORPORATED (a company incorporated under the laws of the State of Delaware, USA) of 708 3rd Avenue, New York, New York 10017, USA and whose address in England is at 37/38 Golden Square, London W1R 3AA ("the Company")

(2) STUART MAISTER of 26 Rowben Close, Totteridge, London, N20 8QR ("the Executive")

WHEREBY IT IS AGREED as follows:-

1.         GENERAL

1.1 Any reference to any statutory provision shall be deemed to include a reference to each and every statutory amendment, modification, re-enactment and extension in force on or after the date of this Agreement.

1.2 Any reference to a clause or a schedule shall be deemed to be a reference to a clause of or schedule to this Agreement.

1.3 Words denoting the singular number shall include the plural number and vice versa and words denoting the masculine gender shall include the feminine gender and the neuter gender and vice versa.

1.4 The clause headings are inserted for convenience only and shall not affect the interpretation of this Agreement.

1.5 "the Board" means the Board of Directors of the Company and includes any committee or nominee of the Board duly appointed by it

1.6        "Commencement Date" means the date hereof

1.7 "Group Company" means any company which for the time being is a company having an ordinary share capital (as defined in Section 832 of the Income and Corporation Taxes Act 1988) of which not less than 50 per cent is owned directly or indirectly by the Company applying the provisions of Section 838 of the Income and Corporation Taxes Act 1988 in the determination of ownership


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                                      3

2.         APPOINTMENT

2.1 This Agreement is conditional upon the completion of the purchase by the Company of the whole of the issued share capital of Tempest T.V.Limited (Reg No. 2693069) and shall only come into effect upon satisfaction of that condition.

2.2 With effect on and from the Commencement Date the Company will employ the Executive and the Executive shall serve the Company as a senior vice president of the Medialink International Division of the Company ("the Division") (or such other title or titles as the parties may from time to time agree) upon the terms set out in this Agreement and in such capacity shall be a member of the Executive Committee ("the Committee") of the Division PROVIDED THAT the Company or a duly authorised nominee may from time to time require the Executive to serve the Company in some other capacity or capacities involving duties carrying a comparable or higher degree of responsibility in addition to and/or in substitution for the capacity referred to above subject always to the Executive's prior written agreement.

2.3 The Company shall be entitled to appoint any other person or persons as a senior vice president of the Division or in any other capacity or capacities which the Executive may be required to assume in accordance with Clause 2.1 PROVIDED THAT any such appointment shall not derogate from the Executive's responsibility of heading or ability to head the day to day management group of the Division.

2.4 If the Executive is at any time unable through illness, accident or other incapacity to carry out his duties under this Agreement for any consecutive period of 14 days the Company may (without prejudice to the provisions of Clause 12) temporarily employ any person or persons to perform those duties in the Executive's place until such time as the Executive is able to resume fully the performance of his duties.

3.         DURATION

3.1 The Executive's employment will commence on the Commencement Date for a term of 4 years ("the Initial Fixed Term") and shall thereafter continue unless either party gives to the other not less than 6 months prior written notice to expire on 6th July 2002 or at any time thereafter

3.2 Within the first 3 months of the final year of the Initial Fixed Term the Company and the Executive shall review the terms of this Agreement and negotiating in good faith shall endeavour to agree terms for its renewal.


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3.3        The Executive's period of continuous employment with the Company shall be deemed to have commenced on 1st January 1994.

3.4 The Company may terminate the Executive's employment forthwith at any time by paying salary in lieu of the Initial Fixed Term or unexpired part thereof or in lieu of the notice to which the Executive is entitled after the expiry of the Initial Fixed Term.

3.5 If the Executive's employment is terminated by the Company pursuant to Clause 3.4 the Company shall pay to the Executive monthly the amount of his gross salary per month and his other benefits per month until the earliest of the following to occur:-

           (a) the expiry of the unexpired portion (at the date of termination) of the Initial Fixed Term or (if appropriate) the expiry of the notice period referred to in Clause 3.1;

           (b) the Executive obtaining alternative employment or commencing business on his own account or in partnership, in any such case providing an annual remuneration and benefits package no less favourable than that enjoyed by him at the date of termination of his employment by the Company;

           (c) the Executive acting in breach of any of the provisions contained in Clause 16 of this Agreement or in the Deed of Covenant entered into today between the Executive and the Company;

3.6 The Executive and the Company agree and accept that the amounts payable in the circumstances specified in 3.5 constitute pre-calculated damages which are reasonable in the circumstances and go no further than reasonably necessary to compensate the Executive's loss.

3.7 Further, the Company agrees and accepts that any payment due and payable under Clause 3.5 constitutes liquidated damages and the Executive shall, following the termination of his employment, be under no duty to mitigate his loss by seeking alternative employment and/or alternative sources of income.

4.         POWERS AND DUTIES

4.1 The Executive's powers and duties are set out in Schedule 1 ("the Job Specification"). The Executive shall perform his duties to the best of his ability.

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                                      5


           In addition the Executive shall exercise such powers, carry out such duties and observe such directions and restrictions in connection with the business of the Company as in each case the Committee or the President of the Division may from time to time lawfully and reasonably confer upon him.

5.         OTHER OBLIGATIONS
           The Executive:-

           5.1 shall use his reasonable endeavours to maintain and improve and extend the business of the Company and any Group Company for which he is required to perform duties;

           5.2 shall unless prevented by sickness, injury or other incapacity or as otherwise agreed by the Committee or the President of the Division or except when on holiday as hereinafter provided, devote such hours of work as may be reasonably required of him for the proper performance of his duties hereunder.

           5.3 shall promptly give to the Board all such information, explanations and assistance as it may require in connection with the business and affairs of the Company or any Group Company for which he is required to perform duties;

           5.4 shall if requested by the Company and expressly agreed by the Executive serve the Company or any Group Company in accordance with this Agreement at any location in the United Kingdom from which the Company or any Group Company now or at any time hereafter carries on its business and on the Commencement Date the Executive's initial place of work shall be in Central London;

           5.5 may be required to travel on the business of the Company or any Group Company for which he is reasonably required to perform duties.

6.         REMUNERATION

6.1 By way of remuneration for his services the Executive will as from the Commencement Date be paid by the Company during the continuance of his employment a basic salary at the rate of 75,000 pounds per annum or at such higher rate as may from time to time be approved by the Board.


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6.2        The Company shall review the Executive's basic salary in July of each year commencing July 1999 or in such other month as the Company shall in its discretion determine and the Executive's salary shall be increased upon each such annual review at least in accordance with any increase in the Retail Price Index (as published by H.M. Treasury in July of each year during the term of this Agreement). There is no contractual entitlement to any increase in basic salary other than in accordance with any increase in the Retail Price Index as provided above.

6.3 The Executive's salary shall be deemed to accrue from day to day and (unless otherwise agreed) will be payable in equal monthly instalments in arrears on the last Thursday of each month.

6.4 The Executive agrees with the Company that the Company shall be entitled to deduct from the Executive's salary the amount of any loan made by the Company to the Executive, any agreed overpayments of salary or other remuneration.

6.5 In addition to the basic salary the Executive shall be entitled to a bonus in accordance with the provisions of Schedule 2.

7.         DISCIPLINARY PROCEDURES

7.1 The Company deals with disciplinary matters in accordance with its disciplinary procedures which shall be notified to the Executive but which except for such procedures which apply in the case of gross misconduct do not form part of the Executive's terms and conditions of employment. The procedures may be varied by the Company as it reasonably considers appropriate.

7.2 If any event occurs which in the opinion of the Company may amount to gross misconduct by the Executive the Company shall firstly cause an investigation to be carried out with a view to establishing the facts quickly. The President of the Division shall meet with the Executive to inform him of the result of the investigation and taking account of any representations made by or on behalf of the Executive the Executive shall be informed of any disciplinary action which the Company intends to take. The Executive shall have the right to appeal in person to the chairman of the Board, or failing him to the Chief Financial Officer of the Company who after taking account of any representations made by the Executive shall inform the Executive of the Company's disciplinary decision.


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7.3        The Company may suspend the Executive on full pay and benefits whilst any such investigation and appeal is being carried out PROVIDED THAT any such suspension shall not exceed a period of 3 months.

8.         EXPENSES

8.1 All reasonable expenses relating to travel, accommodation, entertainment and other out-of-pocket expenses incurred on business will be reimbursed (within thirty days upon production of all valid receipts or other reasonably satisfactory evidence of payment.

9.         HOLIDAYS AND HOLIDAY PAY

9.1 In each Holiday Year, the Executive will be entitled to take (in addition to bank and other statutory holidays) 25 working days paid holiday.

           All holidays to be taken at such time or times as the President of the Division may from time to time approve, such approval not to be unreasonably withheld or delayed.

           The "Holiday Year" runs from 1st January in each year.

9.2 In the first year of employment, the Executive's holiday entitlement will depend upon the month in which the Executive's employment started and will be worked out on a pro rata basis.

9.3 Untaken holiday entitlement at the end of any Holiday Year may not be carried forward to the next Holiday Year and the Executive will not be entitled to receive holiday pay in respect of that entitlement.

9.4 Upon termination of his employment, the Executive's entitlement to accrued holiday pay (which accrues at the rate of 2.08 days per month) shall be calculated on a pro rata basis in respect of each completed month of service in the Holiday Year in which his employment terminates and the appropriate amount shall be paid to the Executive PROVIDED THAT if at the date of termination, the Executive shall have taken more days holiday than his accrued entitlement the Company is hereby authorised to make an appropriate deduction from the Executive's final salary payment. The basis for payment and repayment of holiday pay shall be 1/253 of the Executive's annual basic salary for each day.


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9.5        The Company may at its entire discretion require the Executive not to take any holiday during any period of notice served under Clause
           3.1 and may require the Executive to work out the notice period in full or in part in order to effect a smooth handover or finish any outstanding work.

10.        ILLNESS AND PRIVATE MEDICAL INSURANCE

10.1 If the Executive is at any time prevented by illness, accident or other incapacity from fully carrying out his duties under this Agreement, then the Executive shall provide the Company with a DSS Self-Certification Form as evidence of incapacity for periods of 1 to 7 days and a Doctor's Certificate for periods after the first 7 days.

10.2 Subject to his complying with the Company's procedures relating to the notification and certification of periods of absence from work, the Executive shall continue to be paid his salary (inclusive of any statutory sick pay or social security benefits to which he may be entitled) during any period of absence from work due to sickness, injury or other capacity up to a maximum of 13 weeks in aggregate in any calendar year and thereafter up to a maximum of a further 13 weeks in aggregate in any calendar year such benefits to which the Executive shall be entitled under the Company's permanent health insurance scheme (at the date hereof effected by Permanent Insurance Company).

10.3 The Executive agrees that at any time during the continuance of this Agreement he shall undergo a medical examination by a doctor of the Company's choice for the purpose of determining whether the Executive is capable of continuing to perform his duties hereunder, the cost of which will be borne by the Company. The Executive may also be required to give his consent to certain details contained in any medical report prepared by a doctor pursuant to this Clause
           10.3 being disclosed the Board in the strictest confidence PROVIDED THAT the Executive is permitted to review the contents of such a report first.

10.4 Subject to acceptance by the insurance company and to the terms of the scheme the Executive shall be entitled to participate in the Company's scheme for payment of medical expenses and dental treatment and permanent health insurance PROVIDED HOWEVER THAT nothing in this Clause shall prevent the Company from exercising its rights to terminate the Executive's employment pursuant to Clause 12.1.1.

10.5 The Company shall reimburse the Executive with the cost of the premiums payable in respect of the Executive's personal permanent health insurance policy subject to a maximum of 1,000 pounds per annum.


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11.        PENSION

11.1 Subject to any Inland Revenue or other applicable limits the Company shall contribute each year to the Executive's personal pension plan a total sum equal to the total of the contributions made that year by the Executive PROVIDED THAT the total contributions to be made each year by the Company shall not exceed 5% of the Executive's annual salary. No contracting-out certificate is in force in respect of the Executive's employment.

12.        NOTICE

12.1       If, in the reasonable opinion of the Board the Executive:-

           12.1.1 is prevented by illness, accident or other incapacity from fully carrying out his duties under this Agreement for a period exceeding 6 consecutive months or at different times for periods exceeding in aggregate 6 months in any one period of 12 consecutive months; or

           12.1.2 is guilty of dishonesty or other gross misconduct or wilful neglect of duty or commits any other material breach of this Agreement; or

           12.1.3 misconducts himself, whether during or outside the course of his employment in such a way that in the reasonable opinion of the Board, the operation of the Company or any Group Company will be materially affected prejudicially; or

           12.1.4 is under the influence of alcohol or drugs such that the Executive's ability to perform his duties is severely impaired or in such a way that in the reasonable opinion of the Board the reputation of the Company or any Group Company is prejudiced; or

           12.1.5 becomes bankrupt or applies for a receiving order or has a receiving order made against him under
                           Section 286 of the Insolvency Act 1986 or have any order made against him to reach a voluntary arrangement with creditors as defined by Section 253 of that Act; or

           12.1.6 becomes a patient within the meaning of the Mental Health Act 1983; or

           12.1.7 is convicted of an indictable offence (other than motoring offences) which in the reasonable opinion of the Board is likely to prejudice the interests of the Company or any Group Company;


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                                      10


           then, in any such case the Company may, without prejudice to any other rights it may have at law by written notice the Executive to terminate his employment forthwith.

12.2 Upon termination of the Executive's employment for whatever reason the Executive:-

           12.2.1 shall not take away, conceal or destroy but shall immediately deliver up to the Company all documents (including lists, drawings, plans, designs, any material upon which data or information is stored) correspondence and other documents and papers, keys, credit cards and other property belonging to or relating to the business or affairs of the Company or any Group Company or any of their clients, customers, employees or agents or suppliers which may have been prepared by him or have come into his possession or be under his control in the course of his employment and shall not retain any copies thereof PROVIDED THAT the Executive shall be entitled to copies of all such materials if required to defend any threatened or actual litigation;

           12.2.2 will cease to represent himself as being in any way connected with the business of the Company or any Group Company or being its lawful or appointed agent; and

           12.2.3 shall not at any time thereafter make any untrue or misleading oral or written statement concerning the business or affairs of the Company or any Group Company.

13.        OUTSIDE BUSINESS INTERESTS

13.1 During the Executive's employment with the Company, the Executive shall not without the prior written consent of a member of the Board undertake any other employment outside working hours, whether paid or unpaid, nor be interested in, engage in or be concerned with whether directly or indirectly any business or undertaking which carries on the same or similar business as the Company or any Group Company PROVIDED THAT:-

           13.1.1 the Executive may hold up to 5% of any securities in a company which is quoted on any recognised Stock Exchange; and


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           13.1.2          nothing in this clause shall prevent the Executive
                           from providing his services on a voluntary basis to any members club or charitable organisation so long as it will not affect the Executive's ability to carry out his duties hereunder nor in any way be in breach of the other obligations of the Executive hereunder.

13.2 During the Executive's employment with the Company the Executive shall not:-

           13.2.1 make any preparation for the purposes of engaging, directly or indirectly, whether on his own account or for any person, firm or company in any business which carries on the same or similar business as the Company or any Group Company;

           13.2.2 induce or seek to induce any employee of the Company to leave the employment of the Company or any Group Company to engage, directly or indirectly, whether on his own account or for any person firm or company in any business which carries on the same or similar business to the Company or any Group Company.

13.3 The Executive confirms that he has so far as he is aware disclosed fully to the Company all circumstances in respect of which there is, or there is likely to be, a conflict of interest between the Company and the Executive or his spouse or other immediate relative and he agrees to disclose fully to the Company any such circumstances which arise during his employment with the Company as soon as he shall have become aware of the same.

14.        ACCEPTING GIFTS

14.1 The Executive shall not accept gifts or hospitality other than by way of a token nature from any person, firm or company with whom the Executive has any business dealings on behalf of the Company PROVIDED THAT the Executive may accept such hospitality with the prior approval of the President of the Division or failing him any other member of the Board (such approval not to be unreasonably withheld).

14.2 The Executive shall not without prior Board approval enter into any contract or arrangement on behalf of the Company or any Group Company where the consideration for the provision of any goods or services is anything other than a monetary consideration.


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15.        OUTSIDE COMMUNICATIONS

15.1 The Executive shall not without the prior written consent of the President of the Division or failing him any other member of the Board either directly or indirectly publish any opinion, fact or material or deliver any lecture or address or participate in the making of any film, radio broadcast or television transmission or communicate with any representative of the media or any third party in connection with the Company or its business or clients other than in the proper performance of his duties relating to the business or affairs of the Company or any Group Company or to any of its or their officers, employees, customer, clients, suppliers, distributors, agents or shareholders. In this clause "media" shall include television, radio, newspapers and other journalistic publications.

16.        RESTRICTIVE COVENANTS

16.1.1 Within this Clause 16 the following words shall have the following meanings:-

"Client" shall mean any Person whatsoever to whom the Company has supplied goods and/or services and where such Person is a firm, company or other organisation shall mean the branch office or offices of the Person to whom the Company has supplied goods and/or services

"Company Employee"         shall mean any person who was employed by the
                               Company at the Termination Date and:-

                               (i) with whom the Executive had personal contact or dealings in performing the duties of his employment, or

                               (ii) who reported to the Executive

"Confidential              shall mean any trade secrets or confidential
                           information relating Information" or belonging to the Company or any Group Company including but not limited to such information relating to sales and marketing analysis information prepared by or for the Company in relation to its business, marketing intelligence prepared by or for the Company in relation to its business, business plans, budgets, forecasts, financial information, the contents of the minutes of meetings of the Board or any


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                                      13


                           information which the Executive has been told is confidential or which he might reasonably expect the Company would regard as confidential

"Person" shall mean any person, firm, company or other organisation

"Prohibited Business"      shall mean any business or activity carried on
                           by the Company at the Termination Date or at any time during the Relevant Period in which the Executive shall have been directly concerned in the course of his employment at any time during the Relevant Period

"Relevant Period"          shall mean the 12 month period ending with the
                           Termination Date

"Restricted Client"        shall mean a Client of the Company at any time
                           during the Relevant Period

"Termination Date"         shall mean the date of termination of the
                           Executive's employment with the Company

16.1.2 For the purposes of Clause 16.2 references to "the Company" and cognate expressions shall include references to any Group Company and for the purposes of Clauses 16.5, 16.6, 16.7, 16.8 and 16.9 references to "the Company" and cognate expressions shall include references to any Group Company to whom the Executive gave his services or with whom he was concerned in the Relevant Period.

16.2 The Executive shall neither during the period of his employment with the Company (except in the proper performance of his duties) nor at any time (without limit) after the termination thereof, howsoever arising, directly or indirectly:-

           16.2.1 use for his own purposes or those of any other Person whatsoever; or

           16.2.2   disclose to any Person whatsoever any Confidential
                    Information.

16.3 The Executive shall not during the continuance of his employment with the Company make any notes or memoranda relating to any matter within the scope of the Company's business dealings or affairs otherwise than for the benefit of the Company.


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                                      14


16.4 The obligations contained in Clause 16.2 above shall not apply to any such Confidential Information which the Executive may by law be obliged to disclose and shall cease to apply to any information or knowledge which shall subsequently come into the public domain after the Termination Date other than by way of an unauthorised disclosure.

16.5 The Executive shall not so as to compete with the Company during the period of 6 months after the Termination Date directly or indirectly on his own account or on behalf of or in conjunction with any Person canvass or solicit or by any other means seek to conduct Prohibited Business with or conduct Prohibited Business with any Restricted Client with whom the Executive shall have had dealings in the course of his duties hereunder during the Relevant Period or with whom and to the knowledge of the Executive any Company Employee shall have had dealings in the course of his duties to the Company in the Relevant Period under the control or supervision of the Executive.

16.6 The Executive shall not so as to compete with the Company during the period of 3 months after the Termination Date directly or indirectly on his own account or on behalf of or in conjunction with anyone or anybody else canvass or solicit or by any other means seek to conduct Prohibited Business with or conduct Prohibited Business with any Person with whom the Executive shall have had dealings during the course of his duties hereunder at any time during the period of 3 months ending with the Termination Date with a view to that Person becoming a Client or with whom and to the knowledge of the Executive any Company Employee shall have had dealings during the course of his duties to the Company at any time during the period of 3 months ending with the Termination Date with a view to that Person becoming a Client.

16.7 The Executive shall not within the United Kingdom during the period of 6 months after the Termination Date be engaged, concerned or interested in any other business which supplies goods and/or services which are competitive with the goods and/or services supplied by the Company at the Termination Date and in respect of the supply of which the Executive or one of the Company Employee's was engaged or concerned in the Relevant Period PROVIDED THAT this restriction shall not prevent the Executive holding shares or other securities in any company which is quoted, listed or otherwise dealt in on a recognised stock exchange or other securities market and which confer not more than 5% of the votes which could be cast at a general meeting of such company.


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                                      15

1.6.8 The Executive shall not within the United Kingdom during the period of 6 months after the Termination Date be engaged, concerned or interested in any business which has at any time during the Relevant Period supplied any goods and/or services to or is a client of the Company if such engagement, concern or interest causes or would cause the supplier to cease or to materially reduce its supplies to the Company or the client to cease or to materially reduce its orders or contracts with the Company.

16.9 The Executive shall not during the period of 4 months after the Termination Date directly or indirectly induce or seek to induce any Company Employee to leave the employment of the Company whether or not this would be a breach of contract on the part of the Company Employee.

16.10 Notwithstanding any of the terms of Clause 16.5 to Clause 16.9 the Executive shall not be restrained in accordance therewith for a period longer than the period during which he has been employed by the Company.

16.10.1 Each of the restrictions contained in this Clause 16 is intended to be separate and severable.

16.10.2 Each of the restrictions contained in this Clause 16 shall with respect to each Group Company be separate and severable and the invalidity or unenforceability of any such covenant shall not affect the validity or enforceability of the covenants in favour of the Company or any other Group Company.

17.        REPORTING MISCONDUCT

17.1 The Executive shall report to the Board any acts of serious misconduct, dishonesty or material breach of Company rules committed by any employee of the Company of which he is aware or which he is aware are contemplated. Any failure to do so may be regarded as gross misconduct depending on the circumstances.

17.2 The Company agrees that whatever is reported will be treated with the utmost confidentiality as far as this is practicable.

18.        SECURITY

18.1 The Executive shall keep reasonably secure at all times all documents, papers, computer material, computer disks and correspondence. The Executive shall not take home at the end of the day any papers or documents belonging to the Company except where this is desirable or necessary in the reasonable view of the


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                                      16


           Executive for the proper performance of the Executive's duties. Any breach of this Clause which causes loss or damage to the Company or to any third party may be regarded as gross misconduct.

18.2 The Company's policy is to comply fully with the requirements of the Data Protection Act 1984 and Computer Misuse Act 1990. The Executive shall follow all rules and instructions issued by the Company on all aspects of data protection. Any misuse of any data on any of the Company's databases or unauthorised access to any databases or computerised data or any breach of the Company's rules on security may be regarded as gross misconduct.

19.        INTELLECTUAL PROPERTY

19.1 Subject to the relevant provisions of the Patents Act 1977, the Registered Design Act 1949 and the Copyright Designs and Patents Act 1988, if at any time in the course of his employment the Executive makes or discovers or participates in the making or discovery of any Intellectual Property relating to or capable of being used in the business of the Company or any Group Company, he shall immediately disclose full details of such Intellectual Property to the Company and at the request and expense of the Company he shall do all things which may be necessary or desirable for obtaining appropriate forms of protection for the Intellectual Property in such parts of the world as may be specified by the Company and for vesting all rights in the same in the Company or its nominees. The Executive hereby irrevocably appoints the Company to be his attorney in his name and on his behalf to sign, execute or do any instrument or thing and generally to use his name for the purpose of giving to the Company or its nominee the full benefit of the provisions of this Clause and in favour of any third party a certificate in writing signed by any director or the Secretary of the Company that any instrument or act falls within the authority conferred by this Clause shall be conclusive evidence that such is the case.

19.2 The Executive hereby waives all of his moral rights (as defined in the Copyright Designs and Patents Act 1988) in respect of any acts of the Company or any acts of third parties done with the Company's authority in relation to any Intellectual Property which is the property of the Company by virtue of Clause 19.1. All rights and obligations under this Clause in respect of Intellectual Property made or discovered by the Executive during his employment shall continue in full force and effect after the termination of his employment and shall be binding upon the Executive's personal representatives.


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                                      17


19.3 In this Clause 19 "Intellectual Property" means letters patent, trade, marks, service marks, designs, copyrights, utility models, design rights, applications for registration or any of the foregoing and the right to apply for them in any part of the world, inventions, drawings, computer programs, confidential information, know-how and rights of like nature arising or subsisting anywhere in the world in relation to all of the foregoing whether registered or unregistered.

19.4 The Company has no liability to account to the Executive for any revenue or profit derived or resulting from any invention belonging to the Company but this does not prejudice any of the Executive's rights under Section 40 of the Patents Act 1977.

20         LIQUIDATION FOR RECONSTRUCTION OR AMALGAMATION

20.1 The Executive shall have no claim against the Company if his employment is terminated by reason of the liquidation of the Company for the purposes of amalgamation or reconstruction PROVIDED THAT he is offered employment with any concern or undertaking resulting from such amalgamation or reconstruction on terms and conditions which taken as a whole are not any less favourable than the terms of this Agreement.

21.        GRIEVANCES

21.1 If the Executive has a grievance or complaint relating to his employment or to the Company as a whole, he should bring this to the attention of the President of the Division within five working days of any such grievance arising. Everything possible will be done to resolve the complaint. If an acceptable solution cannot be found, then the matter may be referred to the Chairman of the Board whose decision will be final. At any stage of this grievance procedure the Executive may be represented by a fellow member of staff.

21.2 If at any time any difference should arise between the Executive and the President of the Division with regard to any matter which falls within the Executive's duties and responsibilities hereunder the Executive shall have the right to refer such difference to the Chairman of the Board whose decision shall be final.

22.        CANCELLATION AND AMENDMENTS

22.1 This Agreement will operate as from the Commencement Date in substitution for and to the exclusion of any other terms of employment in force between the Company and the Executive without prejudice to the rights, liabilities and obligations (if any) of either party accrued or accruing prior to that date.


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                                      18

22.2 No agreement made between the Company and the Executive will be legally binding on the Company unless and until such agreement is confirmed in writing by the Company.

22.3 No amendment to the terms of this Agreement shall be effective unless and until agreed in writing by both the Executive and the Company.

23.        WAIVER

23.1 Any waiver by either party hereto of any breach of any obligation on the part of the other shall not be taken to be a waiver of any further breach of that obligation or any other obligation of the other party hereunder.

24.        COLLECTIVE AGREEMENTS

24.1 There are no collective agreements which affect the terms and conditions of the Executive's employment.

25.        NOTICES

25.1 Any notice to be given hereunder may be delivered (a) in the case of the Company by first class post addressed to its address in England stated at the head of this Agreement or such other address in England as the Company shall notify the Executive to be its address for the purpose of service of notices under this Agreement for the time being and (b) in the case of the Executive, either to him personally or by first class post to his last known address.

25.2 Notices serviced by post shall be deemed served on the second business day after the date of posting. For the purpose of this clause, "business day" means a day (other than a Saturday or Sunday) on which banks are open for business in the place of both the posting and the address to which the notice is sent.

26.        GOVERNING LAW

26.1 The construction, validity and performance of this Agreement shall be interpreted and operate is governed by and shall be construed in accordance with the law of England and shall be subject to the non-exclusive jurisdiction of the English courts.

THIS AGREEMENT has been duly executed and delivered as a deed by the Executive and has been duly executed by the Company on the date first mentioned herein.


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                                      19


                                  SCHEDULE 1

                               JOB SPECIFICATION

As Senior Vice President reporting to the President of the Medialink International division, you will be a member of the division's Executive Committee and head the day to day Management Group. Also represent International on the New York based Management Group.

Your specific responsibilities will be to:-

o Manage and direct the division's resources to achieve financial goals and strategies as agreed with Medialink Worldwide Incorporated;

o Install and maintain a programme of continuous quality improvement in the service to clients and broadcasters, employee relations, internal administration and communications;

o Recruit and dismiss staff which in the case of Heads of Department and above shall be with the prior approval of the President of the Division and in all other cases shall be after prior consultation, where practical, with the President of the Division;

o     Build and maintain relationships with "blue chip" clients;

o Lead new business presentations and provide "hands on" input to proposals and other relevant documents;

o     Counsel and work proactively with clients, as appropriate;

o Initiate ideas for new products and services and supervise the introduction of those which may come to fruition;

o Help identify and implement agreements and deals with third parties which add value to Medialink's proposition to clients;

o Network as an "ambassador" and spokesperson for Medialink within the public relations/broadcast communities;

o Protect and enhance Medialink's reputation with clients, contacts, broadcasters, the media and suppliers of bought-in services.


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                                      20


                                  SCHEDULE 2

                                     BONUS

1. The Executive shall be entitled to participate in a performance-related non-discretionary bonus scheme. The amount of such bonus shall be calculated by reference to a percentage by which the Division=s actual profits exceed the target profits for the purposes of the bonus ("Target Profits").

2. In the first year the bonus percentage shall be 5% and the Target Profits shall be 400,000 pounds.

3. In years two and three, the parties shall negotiate in good faith the performance targets which form the basis of the Bonus and such targets shall be no more onerous to achieve than the performance targets for the first year.

4. Within the last 3 months of the penultimate year of the Initial Fixed Term the Company and the Executive shall review the bonus arrangements for the Executive and negotiating in good faith shall endeavour to agree revised arrangements to commence at the start of and to be in respect of the final year of the Initial Fixed Term.

Signed by ..../s/ David Davis.......

a Director duly authorised for and on behalf of
MEDIALINK WORLDWIDE INCORPORATED
in the presence of:- /s/ C.S. Case


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                                      21


Executed and Delivered
as a Deed by
STUART MAISTER       /s/ Stuart Maister
in the presence of:-

Witness: Name   /s/ Edward Miller

Address

Occupation